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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 21, 2001

                            NTL COMMUNICATIONS CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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           DELAWARE                        0-22616                        52-1822078
       (STATE OR OTHER                   (COMMISSION                    (IRS EMPLOYER
JURISDICTION OF INCORPORATION)           FILE NUMBER)                IDENTIFICATION NO.)
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
  110 EAST 59TH STREET, NEW YORK, NEW YORK                         10022
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 906-8440

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     The registrant hereby amends its Current Report on Form 8-K, dated March 7, 2001, by filing financial certain financial statements and financial information.

     On April 1, 1999, NTL Incorporated completed a corporate restructuring to create a holding company structure. The holding company restructuring was accomplished through a merger so that all the stockholders of NTL Incorporated at the effective time of the merger became stockholders of the new holding company, and NTL Incorporated became a subsidiary of the new holding company. The new holding company took the name NTL Incorporated and the holding company's subsidiary simultaneously changed its name to NTL Communications Corp.

     On May 18, 2000, NTL Incorporated completed a corporate restructuring to create a holding company structure. The formation of the holding company was part of NTL Incorporated's acquisition of certain assets of Cable & Wireless Communications plc ("CWC") (the operations acquired from CWC are called "ConsumerCo"). The holding company restructuring was accomplished through a merger so that all the stockholders of NTL Incorporated at the effective time of the merger became stockholders of the new holding company, and NTL Incorporated became a subsidiary of the new holding company. The new holding company has taken the name NTL Incorporated and the holding company's subsidiary simultaneously changed its name to NTL (Delaware), Inc. The "Company" refers to NTL Incorporated and subsidiaries up to and including May 17, 2000 and to NTL (Delaware), Inc. and subsidiaries beginning May 18, 2000.

     On February 21, 2001, as required by its bank credit agreements, NTL Communications Corp. ("NTL Communications"), a wholly-owned subsidiary of the Company, completed a transaction whereby it acquired the entire issued share capital of ntl (CWC Holdings) Limited (the entity that owns ConsumerCo) from NTL Incorporated and the entire issued share capital of NTL Business Limited from NTL Delaware in exchange for shares of its common stock. As a result of this transaction, ConsumerCo became an indirect wholly-owned subsidiary of the Company. NTL Communications accounted for these transactions in a manner consistent with a transfer of entities under common control, which is similar to that used in a "pooling of interests." Accordingly, the net assets and results of operations of ConsumerCo have been included in the NTL Communications consolidated financial statements from May 30, 2000, the date of NTL Incorporated's acquisition of ConsumerCo and the net assets and results of operations of NTL Business have been included in the NTL Communications financial statements from September 20, 1999, the date of NTL Delaware's acquisition of NTL Business.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements

     ntl (CWC Holdings) audited financial statements as of and for the seven months ended December 31, 2000.

     CWC ConsumerCo, a division of NTL (CWC) Limited (formerly Cable & Wireless Communications Limited) audited financial statements as of March 31, 1999 and 2000 and for the three years ended March 31, 2000.

     NTL Communications Corp. and Subsidiaries audited consolidated financial statements as of December 31, 2000 and 1999 and for the three years in the period ended December 31, 2000.

(b) Pro Forma Financial Information

     Pro Forma Financial Information of the Registrant.

(c) Exhibits

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23.1  Consent of Ernst & Young LLP
23.2  Consent of Ernst & Young
23.3  Consent of Arthur Andersen
NTL COMMUNICATIONS CORP. AND SUBSIDIARIES
99.1 Audited consolidated financial statements as of December 31, 2000 and 1999 and for the three years in the period ended December 31, 2000
99.2  Selected Financial Data
99.3 Management's Discussion and Analysis of Financial Condition and Results of Operations
99.4  Quantitative and Qualitative Disclosures About Market Risk
99.5  Quarterly Results of Operations
99.6  Pro Forma Financial Information
CONSUMERCO
99.7 ntl (CWC Holdings) audited financial statements as of and for the seven months ended December 31, 2000
99.8 CWC ConsumerCo audited financial statements as of March 31, 1999 and 2000 and for the three years ended March 31, 2000
NTL BUSINESS LIMITED
99.9  Selected Financial Data
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          NTL Communications Corp.
                                          (Registrant)

                                          By:     /s/ GREGG N. GORELICK
                                            ------------------------------------
                                          Name: Gregg N. Gorelick
                                          Title:  Vice President -- Controller

Dated: May 4, 2001

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